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



                       SIMMONS FIRST NATIONAL CORPORATION
                      EXECUTIVE STOCK INCENTIVE PLAN - 2001

           ARTICLE I.   ADMINISTRATION AND ELIGIBILITY

     Section 1.01. Purpose of the Plan. This Executive Stock Incentive Plan (the "Plan") is intended as an incentive to employees of Simmons First National Corporation ("Company") and its affiliates or subsidiaries. The purposes of the Plan are to retain employees with a high degree of training, experience and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. The Plan authorizes the issuance of stock options which if so designated, will qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), non-qualified stock options which may be issued with or without coupled Stock Appreciation Rights ("SARs") and Restricted Stock.

     Section 1.02. Administration of the Plan. The Board of Directors of the Company ("Board") will select qualified individuals as described in Section 1.03 to participate in the Plan. The Board shall have the power and authority to (i) determine the participants who will receive options, SARs or Restricted Stock at any time and the number of shares to be granted to each participant, (ii) to determine the type, terms and conditions of the options, SARs or Restricted Stock granted pursuant to the terms of the Plan, (iii) to interpret the provisions of the Plan and (iv) to supervise the administration of the Plan. All decisions and selections made by the Board pursuant to the Plan shall be made by a majority of the members eligible to vote on matters affecting the Plan. The Board may from time to time refer matters involving the Plan to one or more committees of the Board for study, reports and recommendations to be made to the Board. All options, SARs and Restricted Stock shall be granted to the selected participants by resolution of the Board. Such grant shall be in the absolute discretion of the Board, and shall be final, without approval of the shareholders of the Company.

     Section 1.03. Eligibility. Eligibility for participation in the Plan shall include only employees of the Company, its affiliates or subsidiaries (as defined in Section 424(f) of the Internal Revenue Code) who are executive, administrative, professional, or technical personnel and who have the principal responsibility (subject to the authority of the Board) for the management, direction and financial success of the Company. An employee who owns, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock in the Company, its affiliates or subsidiaries shall not be eligible to receive incentive stock options under the Plan. The Directors of the Company who are not employees of the Company, its affiliates or subsidiaries, shall not be eligible to participate in the Plan by reason of their status as Directors, but Directors who are qualified employees shall be eligible to participate. An employee who has been granted options, SARs or Restricted Stock hereunder may thereafter be granted additional options, SARs or Restricted Stock at the discretion of the Board.

             ARTICLE II.   SHARES SUBJECT TO THE PLAN

     Subject to the adjustments as provided in Section 5.01 hereof, 300,000 shares of authorized but unissued Class A common stock of the Company shall be set aside and designated for issuance upon the exercise of options and SARs under the Plan. Options and SARs for any or all of the shares set aside may be granted at such time as the Board may determine. Any such shares which remain unsold and are not subject to outstanding options or SARs at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements for exercises of options and SARs granted under the Plan. Should any option or Restricted Stock grant expire or be canceled prior to its exercise in full, or any Restricted Stock be forfeited, such shares shall again be subject to the terms of the Plan and options (and related SARs, if so specified) in respect of those shares may at the discretion of the Board again be granted to participants under the Plan.

                          ARTICLE III OPTIONS AND SARs

     Section 3.01. Option Price. (a) The purchase price for each share under an option granted pursuant to the Plan shall be determined by the Board, but shall in the case of options designated as incentive stock options not be less than 100% of the fair market value of such shares on the date the option is granted.

     (b) The aggregate fair market value (determined at the time the option is granted) of stock which may be acquired pursuant to incentive stock options that become exercisable by any participant for the first time during any calendar year (under all incentive stock option plans of the Company or as affiliates or subsidiaries thereof) shall not exceed $100,000.

     (c) The fair market value of a share on a particular date shall be deemed to be (i) the closing price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the last preceding date upon which a sale or sales were reported to NASDAQ, or (ii) if the stock hereafter becomes listed on a stock exchange, the closing price per share of the stock on the principal national securities exchange upon which the stock is listed from time to time on the last preceding date on which a sale or sales were effected on such exchange. In the event that the above method for determining the fair market value of the shares shall not be applicable or shall not remain consistent with the provisions of the Internal Revenue Code or the regulations promulgated thereunder, then the fair market value per share shall be determined by such other method consistent with the Internal Revenue Code or regulations as the Board may in its discretion select and apply at the time of the grant of such option.

     Section 3.02. Option Period. (a) Incentive stock options granted under this Plan shall terminate and be of no force and effect with respect to any shares not previously purchased by the optionee upon the happening of the first of the following:

        (i) The expiration of ten (10) years from the date of granting such option, or

       (ii) The expiration of three (3) months after termination of the optionee's employment with the Company for any reason (including retirement), with or without cause, other than by death, or

      (iii) The expiration of twelve (12) months after the date of death of the optionee.

     (b) "Employment with the Company" as used in this Plan shall include employment with any affiliate or subsidiary of the Company and options granted under this Plan shall not be affected by an employee's transfer of employment from the Company to an affiliate or subsidiary, from an affiliate or subsidiary to the Company or between affiliates or subsidiaries.

     Section 3.03. Stock Appreciation Rights. The Board may grant SARs to participants at the same time as such participants are awarded non-qualified options under the Plan. Such SARs shall be evidenced by agreements in such form as the Board shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:

     (a) The Board may, in its discretion, include in any SARs granted under the Plan a condition that the participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) from the date the SARs are granted. No such agreement shall impose upon the Company, or any of its subsidiaries, however, any obligation to employ the participant for any period of time.

     (b) Each SAR shall relate to a specific non-qualified option under the Plan, and shall be awarded to a participant concurrently with the grant of such option. The number of SARs granted to a participant, if any are granted, shall be equal to the number of shares that the participant is entitled to receive pursuant to the related non-qualified option. The number of SARs held by a participant shall be reduced by:

        (i) the number of SARs exercised for stock or cash under the SAR agreement applicable to that SAR, and

       (ii) the number of shares of stock purchased by such participant pursuant to the related non-qualified option.

The number of shares available under non-qualified options related to an SAR grant to a participant shall be reduced by:

        (i) the number of SARs exercised for stock or cash under the SAR agreement related to that non-qualified option, and

       (ii) the number of shares of stock purchased by such participant pursuant to the non-qualified option.


     (c) A participant shall exercise SARs by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the SARs.

     (d) Each SAR shall entitle a participant to the following amount of appreciation--the excess of the fair market value of a share of stock on the exercise date over the option price of the related non-qualified option. The total appreciation available to a participant from any exercise of SARs shall be equal to the number of SARs being exercised, multiplied by the amount of appreciation per SAR determined under the preceding sentence.

     (e) In the discretion of the Board, the total appreciation available to a participant from an exercise of SARs may be paid to the participant either in stock or in cash. If paid in cash, the amount thereof shall be the amount of appreciation determined under sub-paragraph (d) above. If paid in stock, the number of shares of stock that shall be issued pursuant to the exercise of SARs shall be determined by dividing the amount of appreciation determined under subparagraph (d) above, by the fair market value of a share of stock on the exercise date determined by application of the method set out in Section 3.01(c) above; provided, however, that no fractional shares shall be issued upon the exercise of SARs.

     (f) A participant may exercise an SAR for cash only in conjunction with the exercise of the non-qualified Option to which the SAR relates. SARs may be exercised only at such times and by such persons as may exercise the related options under the Plan. Adjustment to the number of shares in the Plan and the price per share pursuant to Section 5.01 below shall also be made to any SARs held by each participant. Any termination, amendment, or revision of the Plan pursuant to Section 5.04 below shall be deemed a termination, amendment, or revision of SAR to the same extent.

     Section 3.04. Option Terms and Exercise Procedures. (a) The Board in granting options hereunder shall have discretion to determine the terms on which options shall be exercisable, including such provisions as deemed advisable to permit qualification as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as the same may from time to time be amended. Specifically, the Board is authorized to grant incentive stock options which are exercisable in installments over any period up to and including nine (9) years after the grant. Any incentive stock options outstanding under the Plan may be amended, if necessary, in order to retain such qualifications.

     (b) Any Option granted hereunder may be exercised solely by the optionee during his lifetime, or in the event of legal incapacity, by the optionee's legal representative, or after the death of the optionee, by the person or persons entitled thereto under the terms of the optionee's Will or the laws of descent and distribution. In the event of the retirement of an optionee while in the employ of the Company at or beyond age 65, or any time after age 62, if the optionee has ten (10) or more years of employment with the company any unmatured installments of an option shall be accelerated as of the date of retirement and such option shall be exercisable in full within three months following the date of retirement. In the event of the death of an optionee while in the employ of the Company, any unmatured installments of an option shall be accelerated as of the date of death and such option shall be exercisable in full within twelve
(12) months following the date of death, unless otherwise expressly provided in the option granted to such optionee. In the event of termination of employment for any reason other than retirement or death, if the Board fails for any reason to take action to approve acceleration of the then unmatured installments of any outstanding option, such option shall be exercisable by the optionee or the optionee's legal representative within three (3) months of the date of termination as to all then matured installments and all unmatured installments shall be forfeited. In no event may an incentive stock option be exercised more than ten (10) years after the date of its grant.

     (c) Options may be exercised, whether in whole or in part, by written notification to the Company, accompanied by cash or Cashier's Check for the aggregate price of the number of shares being purchased, or upon exercising of an option the optionee may, with the approval of the Board, pay for the shares by tendering stock in the Company already owned by the optionee, with such stock being valued on the date of exercise by application of the method set out in
Section 3.01(c) above. An optionee may, with approval of the Board, also pay for such shares with a combination of cash and stock of the Company.

     (d) In the event options covering more than $100,000 in value of stock which would otherwise qualify as incentive stock options, first become exercisable in a calendar year (under all incentive stock option plans of the Company, its affiliates or subsidiaries), the Board may designate the stock that is issued pursuant to an incentive stock option by issuing a separate stock certificate (or certificates) a number of shares not exceeding $100,000 in value of stock and identifying such certificate (or certificates) as incentive stock option stock in the Company's stock transfer records and the balance of the stock shall be treated as acquired pursuant to the exercise of a non-qualified option.

     (e) Options granted under the Plan, which are not incentive stock options, shall become exercisable at such time as the Board may, in its discretion, determine, which time may be different from those specified under this Section
3.04 for incentive stock options, provided, that the foregoing terms applicable to incentive stock options shall also be applicable to non-qualified options unless and only to the extent that the instrument granting a non- qualified option contains contrary terms.

     (f) If a participant leaves employment with the Company and accepts employment within twelve (12) months after separation from the Company with a financial institution with business offices within the State of Arkansas, any unexercised options (and any related SARs) granted to the participant under the Plan shall be forfeited and any stock purchased within six (6) months prior to or any time following the termination of employment with the Company pursuant to the exercise of a non-qualified stock option or SAR granted hereunder shall be subject to the right of the Company to repurchase such stock at the price paid therefor by the participant for a period commencing on the date of the acceptance of employment by such other financial institution and expiring one year thereafter.

     (g) Stock certificates to be issued or transferred pursuant to options or SARs granted under this Plan shall have noted thereon that same have been issued or transferred pursuant to an option or SAR granted under this Plan and are subject to the terms of any restrictions on transfer contained in the Plan.

     Section 3.05. Assignability. Options (and any related SARs) granted under this Plan shall not be assignable or transferable by the optionee, otherwise than by Will or the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee or, in the event of legal incapacity, by the optionee's legal representative. Other than as permitted in the preceding sentence, no assignment, or transfer of an option (or any related SARs), or of the rights represented thereby, whether voluntarily or involuntarily, by operation of law or otherwise, shall vest in the purported assignee or transferee, any interest or right therein whatsoever, but immediately upon any such purported assignment or transfer, or any attempt to make the same, such option (and any related SAR) shall terminate and become of no further effect


                  ARTICLE IV.   RESTRICTED STOCK

     Section 4.01. Restricted Stock. Distributions of Restricted Stock, as the Board in its sole discretion shall determine, may be made from the authorized but unissued shares subject to this Plan. All authorized and unissued shares issued as Restricted Stock in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights.

     Section 4.02. Allocation of Restricted Stock. The Board may from time to time select those eligible participants as described in Section 1.03 for allocations of Restricted Stock. In selecting those participants to whom it wishes to make allocations of Restricted Stock and in determining the number of Restricted Stock it wishes to allocate, the Board shall consider the position and responsibilities of such particiapant, the value of the participant's services to the Company, its affiliates and subsidiaries and such other factors as the Board deems pertinent. Allocation shall be made by a duly adopted resolution of the Board setting forth the participant, number of shares of restricted Stock and such other terms and conditions as the Board deems appropriate. The date of such action by the Board shall be the "date of allocation," as that term is used in this Plan.

     Section 4.03. Notice of Allocations. When an allocation is made, the Board shall advise the Recipient and the Company thereof by delivery of written notice thereof in such form of as the Company may from time to time specify.

     Section 4.04. Payment Required of Participants. (a) Within 30 days after receipt of the notice of allocation, the participant shall, if he or she desires to accept the allocation, denote in writing the acceptance of the allocation to the Manager of the Human Resources Group of the Company.


     (b) The Company may require that, in acquiring any Restricted Stock, that the participant agree with, and represent to, the Company that the participant is acquiring the Restricted Stock for the purpose of investment and with no present intent to transfer, sell, or otherwise dispose of such shares except for such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any participant. Such shares shall be transferable thereafter only if the proposed transfer is permitted under the Plan and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer at such time complies with applicable securities laws.

     (c)  Concurrently  with the acceptance of the Restricted  Stock pursuant to
Section 4.04(a), the participant shall deliver to the Company, in duplicate, an agreement in writing, signed by the participant, in form and substance as set forth in Exhibit A, below, and the Company will promptly acknowledge its receipt thereof. The date of such delivery and receipt shall be deemed the "Date of Issuance," as that phrase is used in this Plan, of the Restricted Stock to which the shares relate. The failure to accept the allocation and make such delivery within 30 days after the date of allocation shall terminate the allocation of such shares to the participant.

     Section 4.05. Restrictions. (a) The shares of Restricted Stock, after acceptance and the making of the representations required by Section 4.04, will be promptly issued or transferred and a certificate or certificates for such shares shall be issued in the participant's name. The participant shall thereupon be a shareholder of all the shares represented by the certificate or certificates. As such, the participant will have all the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions (subject to Section 4.05(b)) paid with respect to them, provided, however, that the shares shall be subject to the restrictions in Section 3.05(d). Stock certificates representing Restricted Stock will be imprinted with a legend stating that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with the terms of the allocation and the Plan, and each transfer agent for the Common Stock shall be instructed to like effect in respect of such shares. In aid of such restrictions, the participant shall, if requested by the Board, immediately upon receipt of the certificate(s) therefor, deposit such certificate(s) together with a stock power or other instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Board, under a deposit agreement containing such terms and conditions as the Board shall approve, the expenses of such escrow to be borne by the Company.

     (b) Stock Splits, Dividends, etc. If, due to a stock split, stock dividend, combination of shares, or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the participant, as the owner of Restricted Stock subject to restrictions hereunder, shall be entitled to new, additional, or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new, additional, or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, also shall be imprinted with a legend as provided in Section 4.05(a) and deposited by the participant under the above-mentioned deposit agreement, if so requested by the Board. When the event(s) described in the preceding sentence occur, all Plan provisions relating to restrictions and lapse of restrictions will apply to such new, additional, or different shares or securities to the extent applicable to the shares with respect to which they were distributed, provided, however, that if the participant shall receive rights, warrants or fractional interests in respect of any of such Restricted Stock, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the participant free and clear of the restrictions hereafter set forth.

     (c) Restricted Period. The term "Restricted Period" with respect to shares of Restricted Stock means any period during which the participant is not vested in such shares pursuant to the vesting schedule set forth in the share allocation. After a participant becomes vested in shares of Restricted Stock pursuant to the vesting schedule, the Restricted Period for such shares terminates and the restrictions hereunder shall lapse.

     (d) Restrictions on the Restricted Stock. The restrictions to which Restricted Stock shall be subject are:

        (i) During the Restricted Period applicable to such shares and except as otherwise specifically provided in Article IV of the Plan, none of such shares shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of unless such shares are first, by written notice, offered to the Company for repurchase at $1.00 per share, with appropriate adjustment for any change in the Restricted Stock of the nature described in Section 4.05(b) and the Company shall not within 30 days following such offer have so repurchased the shares and made payment in full therefor. Unless such repurchase is otherwise prohibited by the laws of the State of Arkansas currently in effect at the time of an offer of Restricted Stock to the Company for repurchase pursuant to the terms of this Plan, the Company shall repurchase said shares and make payment in full therefor within thirty (30) days following such offer.

          (ii) If a participant's employment is terminated for any reason, other than as described in Section 4.05(d)(iii) below, before the Restricted Period ends, the Company shall so notify the escrow agent, if any, appointed under Section 4.05(a). Such termination shall be deemed an offer to the Company as described in Section 4.05(d)(i) as to such number of shares as to which the participant is then not vested pursuant to the vesting schedule set forth in the share allocation.

          (iii) If a participant's employment is terminated by reason of death or disability, at any time during the Restricted Period, the Company shall so notify the escrow agent, if any, appointed under Section 4.05(a). Such termination shall cause all Restricted Stock to be fully vested immediately and shall be an immediate termination of all restrictions on the Restricted Stock under Section 4.05, regardless of the terms of the share allocation.

     (e) The restriction set forth in Section 4.05(d) hereof, with respect to the Restricted Stock to which such Restricted Period was applicable, will lapse as to any shares which the Company shall fail to purchase when offered, pursuant to Section 4.05(d)(i).

     (f) All notices in writing required pursuant to this Section 4.05 will be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid, to the Company, attention Chief Financial Officer, and escrow agent, if any, at its principal office within the City of Pine Bluff, Arkansas and will be conclusively deemed given on the date of delivery, if delivered or on the first business day following the date of such mailing, if mailed.

     Section 4.06. Limitation on Assignment or Transfer. Participants receiving allocations will have no rights in respect thereof other than those set forth in the Plan. Except as provided in Sections 4.04(b) or 4.05(e), such rights may not be assigned or transferred except by will or by the laws of descent and distribution. If any attempt is made to sell, exchange, transfer, pledge, hypothecate, or otherwise dispose of any Restricted Stock in which the participant is not vested and subject to restrictions which have not yet lapsed, the shares that are the subject of such attempted disposition will be deemed offered to the Company for repurchase, and the Company will repurchase them, as described in Section 4.05(d)(i). Before issuance of Restricted Stock, no such shares will be earmarked for the participants' accounts nor will such participant have any rights as stockholders with respect to such shares.


                     ARTICLE V. GENERAL TERMS

     Section 5.01. Reorganizations And Recapitalization of The Company. (a) The existence of the Plan and any options, SARs or Restricted Stock granted or allocated hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preferred stocks ahead of or affecting the common stock or the rights thereof, or the dissolution or the liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any corporate act or proceeding, whether of a similar character or otherwise.

     (b) The shares with respect to which Restricted Stock may be allocated and options and SARs may be granted hereunder are shares of the common stock of the Company as presently constituted, but if and whenever, prior to the delivery by the Company of all of the Restricted Stock or the shares of common stock which are subject to options or SARs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustments, the payments of a stock dividend or other increase or reduction in the number of shares of the common stock outstanding without receiving compensation therefor in money, services or property, the number of shares of common stock set aside for Restriced Stock, options and SAR's under Article II of the Plan, the number of shares of Restricted Stock allocated to but not yet purchased by any participant and the number of shares of common stock with respect to which options and SARs previously granted hereunder may thereafter be exercised shall
(i) in the event of an increase in the number of shares, be proportionately increased, and the option price (if applicable) per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the option price (if applicable) per share shall be proportionately increased.

     (c) If the Company is reorganized, merged, consolidated, or sells or otherwise disposes of substantially all of its assets to another corporation or if at least a majority of the outstanding common stock of the Company is acquired by another corporation (in exchange for stock or other securities of such other corporation) while unexercised options or SARs remain outstanding under the Plan, there shall be substituted for the shares subject to the unexercised installments of such outstanding options and SARs an appropriate number of shares, if any, of each class of stock or other securities of the reorganized, merged, consolidated, or acquiring securities of the reorganized, merged, consolidated, or acquiring corporation which were distributed or issued to the shareholders of the Company in respect of such shares. In the case of any reorganization, merger or consolidation wherein the Company is not the surviving corporation, or any sale or distribution of substantially all of the assets of the Company to another corporation or the acquisition of at least a majority of the outstanding common stock of the Company by another corporation in exchange for stock or other securities of such other corporations ("Change in Control Transaction"), then (i) all Restricted Stock shall immediately be fully vested and all restrictions thereon shall lapse, and (ii) all options and SARs granted under the Plan shall become immediately vested without regard to the terms of any installment provisions set forth in such option or SAR.

     (d) In the event there shall be any change of the number, or kind of, issued shares under any option or SAR, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine such changes equitably require an adjustment in the number, or kind, of shares under the option or SAR, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan.

     Section 5.02. Registration and Listing. The Company from time to time shall take such steps as may be necessary to cause the issuance of Restricted Stock and shares upon the exercise of options or SARs granted under the Plan to be registered under the Securities Act of 1933, as amended, and such other Federal or State Securities laws as may be applicable. The timing of such registration shall be at the sole discretion of the Company. Until such shares are registered, they shall bear a legend restricting the sale of such securities. Subject to the restrictions contained in the Plan, the Company shall also from time to time take such steps as may be necessary to list the Restricted Stock and the shares issuable upon exercise of options or SARs granted under the Plan for trading on the same basis which the Company's then outstanding shares are admitted to trading on any public market.

     Section 5.03. Effective Date of Plan. This Plan shall become effective on the later of the date of its adoption by the Board of Directors of the Company or its approval by the vote of the holders of a majority of the outstanding shares of the Company's Class A Common Stock. This Plan shall not become effective unless such shareholder approval shall be obtained within twelve (12) months before or after the adoption of the Plan by the Board.

     Section 5.04. Amendments or Termination. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made without the approval of the shareholders which would:

        (a) Materially increase the benefits accruing to participants under the Plan; or

        (b) Increase the number of securities which may be issued under the Plan; or

        (c) Modify the requirements as to eligibility for participants in the Plan.

     No amendment, alteration or discontinuation of the Plan shall adversely affect any Restricted Stock, options or SARs allocated or granted prior to the time of such amendment, alteration or discontinuation.

     Section 5.05. Government Regulations. Notwithstanding any provisions hereof, the obligation of the Company to sell and deliver Restricted Stock or shares under any option or SAR shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, and the participant shall agree that he will not purchase any Restricted Stock or exercise any option or SAR granted hereunder, and that the Company will not be obligated to issue any shares hereunder, if the purchase or exercise thereof or if the issuance of such shares shall constitute a violation by the participant or the Company of any applicable law or regulation.


     In Witness Whereof, the Chairman and CEO has executed this instrument at the direction of the Board of Directors of the Company, this _____ day of ___________, 2001.


                              SIMMONS FIRST NATIONAL CORPORATION


                             By
                                ---------------------------------------
                                J. Thomas May, Chairman and CEO

                                    EXHIBIT A



Chief Financial Officer
Simmons First National Corporation
Pine Bluff, Arkansas


     I hereby accept the allocation of _________ shares of the Class A $1.00 par value common stock of Simmons First National Corporation, allocated to me as Restricted Stock under the Simmons First National Corporation Executive Stock Incentive Plan-2001 ("Plan"). Upon receipt of the certificates evidencing the Restricted Stock, I will deposit them, if so directed by action of the Board, together with a stock power duly endorsed in blank with an escrow agent appointed pursuant to Section 4.05 of the Plan.

     I represent and agree that I am acquiring the Restricted Stock for investment and that I have no present intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws. I agree further that I am acquiring these shares in accordance with, and subject to, the terms of the Plan, to all of which I hereby expressly assent. These agreements will bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

My address is:      ______________________

                    ______________________



My Social Security Number is: __________________________


                                   Sincerely,



                                   ---------------------------------------


     Receipt of this instrument and the payment herein referred to is acknowledged this ______ day of ________________, _______.


                              SIMMONS FIRST NATIONAL CORPORATION



By__________________________________

Title:
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